Exhibit 10.15

Shengfeng Logistics Group Co., Ltd and

Hefei Weitian Yuntong Information Technology Co. Ltd

Road Freight Transportation Platform Cooperation Agreement

September 1, 2020

This Road Freight Transportation Platform Cooperation Agreement between Shengfeng Logistics Group Co., Ltd. and Hefei Weitian Yuntong Information Technology Co., Ltd. (hereinafter referred to as “this Agreement”) is entered into on September 1, 2020 by and between the following parties:

Party A: Shengfeng Logistics Group Co., Ltd

Legal representative (person in charge) : Liu Yongxu

Contact: Gao Hanbing

Address: **********

Contact number: **********

Email address: **********

Unified social credit code: **********

Party B: Hefei Weitian Yuntong Information Technology Co., Ltd

Legal representative (person in charge) : Feng Lei

Contact person: Yao Shumeng

Address: **********

Contact number: **********

Email address: **********

Unified social credit code: **********

(Party A and Party B shall be separately referred to as a “Party” and collectively referred to as the “Parties”)

In view of the fact that:

I. Party A is a well-known national/regional professional logistics company.

II. Party B is a pioneer in China’s “Internet + Logistics” industry and one of the first pilot enterprises to obtain the qualification of “Carless/Network Freight” in China. Party B is committed to building a benign logistics ecosystem in China and has independently developed, constructed and operated Luge “Internet + Logistics” platform. Party B has 3 technology research and development bases and 12 operating branches, with a service network all over the country.

III. Both sides plan to integrate resources and complement each other’s advantages to jointly carry out road freight transportation.

IV. Under the framework of this agreement, one party and one party’s affiliated enterprises provide the services agreed in this Agreement for the other party and the other party’s affiliated enterprises (see the list of enterprises attached to this Agreement for details, and Party A and Party B authorize the list of enterprises to be responsible for road freight transportation business in corresponding areas), All rights and obligations of one party in this Agreement are also applicable to the affiliated enterprises of one party listed in the list; At the same time, one party shall perform all obligations to the other party and its affiliated enterprises in accordance with this agreement.

In accordance with the contract law of the people’s Republic of China, general principles of the civil law of the people’s Republic of China, general principles of the civil law of the people’s Republic of China and other relevant laws and administrative regulations, the two parties have jointly signed this Agreement on matters related to road / road cargo transportation in accordance with the principles of long-term cooperation, mutual benefit and common development for mutual adherence.

Article 1 Definition

1.1 Unless otherwise agreed herein, the following terms used in this Agreement shall be construed as follows:

Affiliate: refers to a company that directly or indirectly controls Party A or Party B, is controlled by Party A or Party B or its shareholders or senior managers, or is under common control with Party A or Party B. Control means that one party directly or indirectly holds more than 50% of the equity of the other party, or can exert significant influence on the other party through agreement.

1.2 Unless otherwise expressly stated, the following rules of interpretation shall apply in this Agreement:

1.2.1 Annexes/Appendices. The Annexes/Appendices hereto are hereby incorporated into this Agreement as a part of this Agreement and shall form an integral part of this Agreement. Terms used in any Annexes/Appendices that are not otherwise defined in such Annexes/Appendices shall be interpreted as defined in this Agreement.

1.2.2 The words “in this Agreement”, “within this Agreement” and “under this Agreement” refer to this Agreement as a whole and not only to the branch where such words appear, unless the context otherwise requires.

1.2.3 Any reference to an affiliate in this Agreement shall be deemed to include a branch of such affiliate within the territory of China.

1.2.4 Any law, regulation, regulation or normative legal document referred to in this Agreement shall include laws, regulations, regulations or normative legal documents as amended, compiled or re-formulated from time to time.

1.2.5 The headings in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not limit, change, expand or otherwise affect the interpretation of any provision of this Agreement.

1.2.6 A party to this agreement or any other contract, agreement or document referred to in this agreement includes its successors.

Article 2 Scope, Contents and Methods of Cooperation

2.1 Party A entrusts Party B to carry the road freight transportation business from the departing location designated by Party A to the destination:

Name of Freight: Ordinary Freight

Route: National

2.2 The specific subject matter of the consigned goods (product name, category, specification and model, quantity, price, etc.) shall be issued in advance by Party A’s online system and shall be subject to each transportation order confirmed by both parties.

Article 3 Cooperation Mode

3.1 According to the capabilities and advantages of both companies, combined with the “Internet + Logistics” mode of Luge Internet Logistics Platform, both parties shall cooperate through the combination of online and offline to jointly create a controllable transport capacity ecosystem for both parties and realize a low-cost and efficient benign transport mode.

3.2 Party A shall give full play to the convenience of Party A’s offline communication with the participating parties, to be familiar with the site conditions of loading and unloading, to understand the status and specifications of the goods and other advantages, to be responsible for the collection and physical audit of offline drivers, vehicles and certificates, and the organization, coordination and review of the site of loading and unloading, etc.

3.3 Party B shall give full play to its advantages of information technology, standardized operation process and integrity of the vehicle platform, and coordinate with Party B to take charge of vehicle integration and scheduling management, in-transit transportation management, circulation and review of business documents, transportation anomaly and risk management, etc.

Article 4 Rights and Obligations of Party A

4.1 Party A shall have the right to request Party B to transport the freight to the destination at the time, place and driving route agreed herein. If Party A needs to change the place of arrival or the consignee or cancel the consignment after shipment, Party A shall have the right to request Party B to change the content of the Contract or cancel the Contract. However, Party A shall notify Party B in writing before the goods are delivered to the destination, and all expenses incurred by Party A’s change of transportation instructions (including but not limited to the consignee and the place of arrival of the goods) shall be borne by Party A itself.

4.2 Party A shall pack the consigned goods in accordance with the prescribed standards, comply with the relevant transportation regulations, and deliver the goods in accordance with the time and quantity stipulated in the contract. Party A shall ensure that the storage yard and unloading work of Party B’s vehicles are smooth when they arrive at the destination.

4.3 Party A shall be obligated to pay the freight, miscellaneous fees, etc. to Party B according to the specific transportation service items and contents.

4.4 Party A must strictly require on-site personnel to audit the actual carrier drivers and vehicles, and must have a detailed understanding of the assigned vehicles and personnel to ensure the safety of vehicles and goods during transportation. Party B has the right not to assume the risks of the goods arising therefrom.

4.5 Party A undertakes to load the goods reasonably and shall not contain prohibited goods, dangerous goods, goods and contraband listed in the national regulations, and shall not intentionally misreport or conceal the weight, specification and nature of the goods.

4.6 Party A shall have the right to extract all information on the cooperation information platform of both parties, including but not limited to vehicle information, business information, operational process node record information and receipt management information.

Article 5 Rights and Obligations of Party B

5.1 Party B shall deliver the consigned goods to the designated place within the period specified herein, and shall notify relevant personnel of Party A and arrange the consignee to receive the goods as required by Party A.

5.2 Party B shall track and manage the in-transit transportation and timely report the tracking goods in transit to Party A. In case of any abnormality, Party A shall timely notify the personnel designated by Party A and cooperate with Party A to deal with it.

5.3 Party B has the right to collect freight, miscellaneous fees and other relevant fees from Party A. If Party B fails to contact the consignee or the consignee refuses to take delivery of the goods, Party B shall timely notify Party A and wait for Party A’s instruction before processing. At the same time, Party B shall be responsible for keeping the goods to avoid any loss or loss of the goods. The storage expenses and all other expenses (including transportation expenses, etc.) arising therefrom shall be borne by Party A.

Article 6 Common Rights and Obligations of the Parties

6.1 After the signing of this Agreement, a good and effective docking mechanism shall be established to ensure the sound and effective implementation of the cooperation contents. Both parties shall strictly require the staff to carry out the work seriously, and form the relevant work communication mechanism and relevant system. For the staff who is not competent for the work, both parties can put forward the rectification and replacement opinions to the other party.

6.2 Both parties shall take a positive attitude and the principle of mutual benefit to consider the outstanding matters.

6.3 Either party shall have the right to stop the other party from violating laws, regulations or relevant provisions agreed upon by both parties, and require the breaching party to bear the liability for breach of contract or to bear the corresponding liability for compensation in accordance with the management measures of the non-breaching party. The non-breaching party shall have the right to claim compensation from the breaching party in case of damage to the interests and reputation of the non-breaching party caused by user complaints or news exposure.

Article 7 Freight Risks

In case of loss during the transportation of the goods, both parties shall actively communicate and cooperate with each other upon receiving the feedback, and promptly handle the abnormality. As for the compensation for loss of the goods, both parties agree to proceed according to Mode II as follows.

☐ Mode 1. Insured transportation: For the freight entrusted by Party A to be carried by Party B, Party A shall specify the value of the freight when placing an order in the system, and Party B shall calculate the insured price according to the insurance rate______ agreed by both parties, increase the freight accordingly, and insure the freight on the platform.Party B shall be liable for compensation arising from damage or loss of the goods in the course of transportation. The amount of compensation shall be the lower of the value of the goods defined by the system at the time of placing the order, and the sales value of the goods or the value of the goods determined by Party A’s customer. Regarding the compensation standard for the loss of the goods, Party B shall be liable for the direct loss of the goods caused by the following circumstances in case of loss of the goods carried by Party B:

Ordinary goods (not unpacked or second-handed) are subjected to earthquake, tsunami, subsidence, cliff collapse, landslide, mud-rock flow, flood, lightning, hail, and storm of magnitude 8 or above with meteorological certificate; Breakage of the goods, breakdown of the package or damage to the container caused by collision or extrusion; Subjected to rain while in transit; Accidents occurring during normal loading and unloading or handling of the goods cause direct losses of the goods to be transported.

Fragile goods, bulky goods, fresh goods such as fruits and vegetables, live animals, poultry and fish, plants and all naked goods, returned or repaired goods or second-hand goods due to fire or explosion; Direct loss of the goods to be carried as a result of collision or overturning of the means of transport.

When placing an order, Party A shall specify the value of the goods according to the actual value of the goods. If the stated value of the goods is less than the actual value, Party A shall be responsible for the difference in the proportion of indemnity paid by the insurance company insured by Party B in the event of claim settlement.

If the direct loss of the goods is not caused by the above circumstances, Party A shall bear the responsibility and Party B shall not be liable for compensation. In case of damage to the packaging of the goods to be transported by Party B, Party B shall only bear the cost of replacing the packaging of the goods by Party A.

☑ Mode 2: General transportation: Party A shall purchase insurance on its own for the goods to be shipped by Party B as entrusted by Party A. The risks and losses arising from damage or loss of the goods in the course of transportation shall mainly be settled by Party A to the insurance company, and the limitation for Party B to bear and pay the related losses shall be limited to the freight collected by Party B for such transportation.

Article 8 Freight settlement and invoice issuance

8.1 Transportation fee collection: Party B shall charge Party A the cost and profit transparently for each shipment, that is, Party B shall transparently pay Party A the freight to the actual carrier for each shipment, and 4.9% of the total freight charged to Party A for such shipment shall be Party B’s transportation service difference (” Transportation Service Difference “).The remaining part shall be settled online and transferred to the actual vehicles to be shipped, and the payment record shall be transparent to Party A. If Party A chooses insured transportation, the final freight shall be increased according to the actual insured cost of the goods, and the specific freight for each bill shall be subject to the system waybill.

8.2 Reconciliation: After the delivery of orders in the system is completed, both parties shall take the valid electronic documents uploaded by the driver on the platform (including the delivery bill, receipt, etc.) as the review basis, and conduct freight verification and reconciliation in the system based on the waybill.

8.3 Settlement period: The settlement method and period of each order shall be subject to the specific transportation contract or receipt signed by both parties through consultation with the actual carrier vehicle.

8.4 Settlement method:

8.4.1 Both parties agree that Party A shall, after verifying the receipt of the goods on the waybill, pay the freight payable to Party B to the account designated by Party B, and then trigger an instruction to Party B that the waybill can be settled in the system. Upon receipt of the instruction, Party B’s system will automatically pay the freight payable to the carrier vehicle.

8.4.2 In order to obtain high service quality and long-term honest cooperation, both parties shall ensure the timeliness and integrity of the freight paid to the driver. Both parties agree that the process of freight payment from Party A to Party B and then to the actual carriage shall be carried out in the following method:

☑ Method 1: Party A shall first pay the cost of the waybill to the system account designated by Party B, and then trigger the settlement instruction of the waybill in the system, and let Party B pay the freight due to the driver to the driver’s account.

☑ Method 2: Party B introduces the financial institutions cooperating with Party B to provide financial factoring services for Party A. Within the credit line of the financial institutions, Party A may not pay the freight to Party B in advance, but directly trigger the waybill settlement instruction in the system, and the credit granting financial institutions shall pay the funds payable to Party B to the system account designated by Party B in advance, Party B’s system will automatically pay the driver the freight payable. Party A shall pay the freight paid by the financial institution to Party B before the advance payment of the financial institution is due, and trigger the repayment instruction in the system, and Party B’s system will automatically transfer the funds to the corresponding financial institution.

8.4.3 If Party A and Party B agree to settle in Method 2 in the preceding paragraph, Party A agrees that Party B shall advance the transportation expenses for Party A (“prepaid freight service”), and Party B shall make settlement directly to the actual carrier driver on behalf of Party A by means of the following prepayment or / and payment on arrival (fill in prepayment or / and payment on arrival here, single choice or double choice, and check below) to settle and make payment to the actual carrier driver (only for the actual driver to charge the corresponding freight)

☑ Prepayment: Party B shall, on behalf of Party A, prepay the freight of no more than 30% (30%) of the total freight to the actual carrier driver in the form of oil products (including but not limited to refined oil and refueling stored value card) as the advance payment.

☑ Payment on arrival: when Party A triggers the order of waybill settlement in the system platform designated by Party B, Party B shall first pay the freight payable to the actual carrier driver to the system account designated by Party B, and then the system platform designated by Party B shall automatically pay the freight payable to the actual carrier driver to the specific driver.

8.4.4 Both parties agree that when Party A uses the prepayment service, Party B will not charge Party A the transportation service price difference corresponding to the prepayment amount.

8.4.5 Settlement cycle of prepayment or / and Payment on arrival: for the single freight paid by Party B for Party A in the current month, 15 natural days shall be taken as a settlement cycle (“settlement cycle”).

8.4.6 If the date of single advance payment of freight is between the 1st day and the 15th day of the current month, the 16th day of the current month is the current billing day (“billing day”), the freight paid between the 1st day and the 15th day of the current month is included in the current statement (“statement”), and the period from the 16th day to the 20th day of the current month is the free service charge period (“free service charge period”); During this period, both parties shall summarize and settle all the expenses in the waybill before the current billing date before the 20th of the current month, and Party A shall pay Party B all the expenses in the waybill in time.

If the date of single advance payment of freight is between the 16th day and the last natural day at the end of the current month, the 1st day of the next month is the current billing day (“billing day”), the freight paid between the 16th day and the last natural day at the end of the current month is included in the current statement (“statement”), and the period from the 1st day to the 5th day of the following month is the free service charge period (“free service charge period”); During this period, both parties shall summarize and settle all the expenses in the waybill before the current billing date prior to the 5th of the following month, and Party A shall pay all the expenses in the waybill to Party B in time.

8.4.7 If the settlement and payment time exceeds free service charge period due to Party A’s own reasons, it shall be deemed that Party A is overdue. Party A guarantees to pay Party B service fee (service fee) at the rate of 0.05% (0.05% per ten thousand) per day from the date of the freight advance payment, based on the amount of single overdue freight, in addition to repaying the above overdue freight principal; In addition, Party B shall suspend the obligation of issuing invoice to Party A for overdue freight waybill, and shall have the right to take necessary countermeasures and disposal measures according to the situation. If Party A timely pays the overdue freight principal and the corresponding service fee within a reasonable period of time, Party B may issue a special VAT invoice for the total freight paid by Party A to Party B.

8.4.8 Party A guarantees that the overdue service fee, liquidated damages, compensation and expenses for realizing the creditor’s rights (including but not limited to the case acceptance fee, other litigation expenses, lawyer’s fees, notarization fees, property preservation fees, appraisal auction fees, execution fees, travel expenses, etc.) , damages incurred due to Party A breach of contract and all other payable expenses, should be borne by Party A.

8.5 Invoicing: Party B shall issue value-added tax invoices for the total freight paid by Party A to Party B.

8.6 Party B’s designated freight settlement system account is as follows:

Bank: China Everbright Bank, Hefei Branch

Account name: Anhui Luge Transportation Co., Ltd

Account number: The actual freight account number issued by each branch of Party A shall prevail

Article 9 Terms of Use of Platform System

Both parties agree that Party A shall use the “luge guanchebao” system platform owned by Party B’s affiliated company (Hefei Weitian Yuntong Information Technology Co., Ltd.) as the intellectual property right owner to interact with Party B, and . The agreement of using the system shall be separately signed by Party A and Party B’s affiliated company.

Article 10 Both parties further agree

10.1 The freight increase caused by force majeure, such as the state’s regulation of the three excesses, bridge and tunnel policies, highway fees, traffic control of routes, height limit, changes in driving routes, fuel charges, and changes in national policies, shall be negotiated by the two parties on a certain extent.

10.2 If either party changes its business operation mode, the parties shall negotiate actively to sign a new contract or supplementary agreement according to the new mode; If no agreement can be reached through negotiation, this contract shall be terminated and neither party shall bear the liability for breach of contract.

10.3 In view of the importance and management requirements of the agreement, both parties agree to supplement and generate an electronic contract for goods transportation (including but not limited to the data and waybill generated by the system platform of Party B and Party B’s affiliated company) before the 5th of the following month according to the actual transportation amount and volume completed in the current month as an indispensable annex to this agreement. Both parties agree that this electronic contract and this agreement or all documents related to the performance of this Agreement constitute an integral whole and have the same legal effect (no matter whether both parties sign or seal this electronic contract).

10.4 Both parties shall establish a scientific, reasonable and effective data and fund checking mechanism to ensure the accuracy and security of data and fund. Both parties shall provide each other with convenience for relevant inquiries. If either party has any objection to the fund transfer, it may request the other party to cooperate with it for verification, but it shall not affect the subsequent business work.

10.5 Within the scope of cooperation, both parties shall designate corresponding specialized organizations or personnel to conduct business communication and handle daily business work in the same business category or level. Such as: data handover, contract management, system reconciliation, bill management, etc.

10.6 Each party shall separately verify the data uploaded or distributed by the other party in the prescribed manner to confirm the authenticity, validity and integrity of the data source.

10.7 Both parties shall check relevant business data and fund information on a monthly basis. Party B shall provide Party A with the settlement data provided by Party B’s system platform to verify the settlement data and financial receipt data of the platform. The verification shall be conducted on a daily basis. Both parties shall check and confirm the bill data and fund receipt data of the platform from the previous natural day.

10.8 Party B shall be responsible for the authenticity, validity and accuracy of the platform data provided.

10.9 Exception handling mechanism: Party A and Party B shall formulate an exception handling mechanism for abnormal situations and implement it in strict accordance with the exception handling mechanism. If any loss is caused by failure to implement the exception handling mechanism, the other party shall compensate the other party for all losses.

Article 11 Representations and Warranties

The parties to this Agreement make the following representations and warranties:

11.1 Both parties are legally established and validly existing institutions with the capacity for civil rights and civil conduct corresponding to the execution and performance of this Agreement.

11.2 Both parties have completed the external approval and internal authorization procedures required for the execution of this Agreement. This Agreement is signed by the authorized signatories of Party A or Party B, and this Agreement shall be legally binding upon Party A and Party B upon execution.

11.3 Party A warrants that it has carefully read this Agreement before signing this Agreement, has an accurate understanding of the legal meaning of the terms of rights, obligations and responsibilities between the parties, and has no objection to all terms of this Agreement.

11.4 If the execution of this Agreement or the performance of the transactions set forth herein requires authorization, approval or consent of Party A or Party B from the relevant government authorities, Party A or Party B warrants that such authorization, approval or consent has been obtained and that such authorization, approval or consent shall continue to be in full force and effect.

11.5 Both parties warrant that the execution of this Agreement or the performance of the transactions set forth herein will not violate the laws and other relevant regulations in force, nor will it be in conflict with other binding legal documents signed or other transactions entered into.

11.6 All representations and warranties set forth herein shall be deemed to be made by Party A or Party B at any time during the period from the date of execution hereof to the date of termination or completion of performance hereof based on the prevailing facts and circumstances at such time.

Article 12 Confidentiality

12.1 Both parties shall be responsible for the signing of this agreement, the content and performance of this agreement, and any documents in any form provided by either party in connection with the following matters received or obtained as a result of the signing of this Agreement (or any other agreement entered into in accordance with the provisions of this Agreement) The information and other information (whether technical or commercial) (“confidential information”) shall be kept strictly confidential, and shall not be disclosed or used to any third party other than the regulatory authorities, and shall not be used for any purpose other than the purpose of this agreement.

12.2 Both parties agree to further take all reasonable efforts and precautions to prevent any of their affiliates, employees or any other personnel and employed intermediaries and enterprises from obtaining and/and using or/and disclosing any of the above Confidential Information without authorization.

12.3 This Confidentiality Clause shall not prohibit the disclosure or use of Business Confidential Information in the following ways and to the extent that:

12.3.1 Disclosure to the professional consultants engaged by both parties for the purpose of signing and performing this Agreement;

12.3.2 Disclose or use Business Confidential Information in accordance with relevant laws and/or regulations or requirements of regulatory authorities of both parties hereto;

12.3.3 Required to be disclosed or used for the purpose of any judicial, arbitration or other similar proceedings in connection with this agreement or any other agreement entered into under this agreement.

12.4 Both parties agree that this confidentiality clause shall be binding on both parties regardless of whether this agreement is changed, suspended, rescinded or terminated, unless the obligee of the relevant confidential information agrees in writing that the other party rescinds the confidentiality obligation; Or such confidential information has entered the public domain and become known to the public not due to one party’s breach of this Agreement; Or there may be circumstances in which confidentiality obligations and responsibilities can be exempted according to the law.

12.5 The obligation of confidentiality shall continue from the date of signing this Agreement until such information is made public or with the permission of the Disclosing Party, and shall not be affected by the termination of this Agreement.

12.6 If either party discloses the secrets of the other party in violation of provisions hereof, the breaching party shall indemnify the non-breaching party for all losses caused thereby.

Article 13 Default

13.1 The breaching party shall be deemed to be in breach under the following circumstances (” Event of Default “) :

13.1.1 Breach of any obligation or commitment under this Agreement;

13.1.2 Representations and warranties made in this Agreement are inaccurate or misleading (whether in good faith or bad faith).

13.2 In the event of any of the foregoing breaches, the non-breaching party shall have the right to require the breaching party to make corrections within ten (10) natural days; If the breaching party fails to make corrections within the prescribed time, the non-breaching party shall have the right to terminate this Agreement. In addition, subject to the other provisions of this Agreement, the breaching party shall indemnify the non-breaching Party Against all claims, losses, liabilities, indemnities, costs and expenses directly or indirectly caused to the non-breaching Party By the breaching party.

13.3 The breaching party shall indemnify the other party for all losses caused by its breach, including the benefits to be obtained after the performance of this Agreement, but not in excess of the possible losses caused by the breach which could or should have been foreseen by the breaching Party At the time of conclusion of this Agreement.

13.4 If either Party Breaches the contract and causes the other party to realize the creditor’s right through litigation, the breaching party shall bear the reasonable expenses paid by the other party for this purpose, including but not limited to case costs, other litigation costs, lawyer’s fees, notarization fees, execution fees, travel expenses, etc.

Article 14 Termination Clause

Either party has the right to unilaterally terminate the performance of this Agreement in case of any of the following:

14.1 Party B’s supervisor units or regulatory authorities issue policies or request in writing to stop the cooperation business hereunder.

14.2 Any new applicable laws or normative documents issued by government or regulatory authorities, or any new interpretation or modification of existing applicable laws or normative documents, resulting in the failure to carry out the business of this cooperation or the failure of any party to obtain all its interests under any important terms of this agreement.

14.3 In case of breach by either party, the non-breaching party shall terminate the Agreement in accordance with Article 13.2 hereof.

14.4 The termination and/or rescission of this Agreement shall not affect the right of either party to claim damages from the other party.

Article 15 Notice and Service

Notices or other correspondence given by either Party to the other Party (hereinafter collectively referred to as “correspondence”) shall be delivered by hand, express mail or registered mail in accordance with the contact information of the other Party as set forth herein and shall be effective upon delivery under the following conditions:

15.1 If the service is delivered by hand, the service shall be deemed to have been delivered on the date of delivery by hand.

15.2 If sent by express mail or registered mail, the date of receipt signed by the addressee shall be regarded as the date of delivery; If the addressee fails to sign for the receipt, it shall be deemed to have been delivered on the 7th natural day after the date of mailing.

15.3 If the above methods are adopted at the same time, the one that reaches the other party faster shall prevail.

15.4 If the contact person or the contact information of the contact person under this Agreement changes, the changing party shall promptly notify the other party in writing. Documents sent by the other party in accordance with its contact information prior to the receipt of the notice of change shall be deemed valid.

15.5 The form of correspondence documents shall also include page announcement or information push on the system platform of Party B and/or Party B’s affiliates, system platform announcement, email sent to Party A, mobile or PC client push information, system platform information, mobile phone SMS and other electronic means; A notice is deemed to have been given on the day it is sent by electronic means.

15.6 Both parties agree that the court, arbitration institution or other dispute resolution institution may serve legal documents to the other party in accordance with the contact information set forth herein.

Article 16 Force Majeure

16.1 Force Majeure referred to in this Agreement refers to objective circumstances that are unforeseeable at the time of signing this Agreement, unavoidable to both parties and insurmountable to its consequences. Such objective circumstances include but are not limited to policy changes, earthquakes, typhoons, floods, fires, wars, strikes, riots, hacker attacks or any other unforeseeable, avoidable or controlled events, including objective circumstances that are generally considered as force majeure in international business practices.

16.2 In the event of force majeure, either party’s obligations under this Agreement which are affected by the force majeure event shall be automatically suspended during the delay caused by the force majeure event, and the performance period shall be automatically extended. The extended period shall be the period of suspension, for which the party shall not be liable for breach of contract.

16.3 In the event of Force Majeure, the Parties shall immediately enter into consultations to seek a just solution and shall make all reasonable efforts to minimize the impact of the Force Majeure.

Article 17 Application of Law and Dispute Resolution

17.1 The conclusion, effectiveness, interpretation, amendment, supplement, termination, execution and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China (only for the purpose of this Agreement and for the avoidance of doubt, excluding the laws of Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

17.2 Both parties undertake that they shall, in the first place, make every effort to overcome difficulties and ensure the performance of this Agreement in connection with any dispute or dispute related to this Agreement. If the actual performance or proper performance has insurmountable difficulties and it is necessary to modify or rescind the agreement, it shall negotiate with the other party within the legal provisions or a reasonable time limit. If no agreement can be reached through negotiation, the plaintiff may file a lawsuit (including application for payment order) to the people’s court that has jurisdiction over the plaintiff’s domicile (the domicile refers to the actual place of business of both parties, which is recognized by both parties as the location of the main office and the actual place of residence of the company).

17.3 In the course of negotiation or litigation, the parties hereto shall still perform the provisions not involved in the disputed parts of this Agreement.

Article 18 Establishment, Effectiveness and Term of the Agreement

18.1 This Agreement shall come into force from the date when the legal or authorized representatives of both parties sign and affix official seal or contract seal.

18.2 This Agreement shall come into force upon its establishment.

18.3 The term of cooperation hereunder shall be from Sept. 1, 2020 to August 31, 2021 (Cooperation Term).

18.4 Within one month prior to the expiration of the term of cooperation agreed herein, both parties shall conduct friendly consultations on whether to renew the Agreement; If by the expiration date of the term of cooperation agreed herein, neither party has expressed written intention to terminate this Agreement, this Agreement shall be deemed to be automatically renewed for one year. After the expiration of the term of the agreement after automatic renewal, the automatic renewal shall continue if the above-mentioned automatic renewal conditions are met.

Article 19 Independence

The validity of each clause of this agreement is independent. In case of any change in national laws, government directives or judicial practice, which makes any clause of this agreement illegal, invalid or unenforceable, the legality, validity and enforceability of any other clause of this Agreement shall not be affected, but the illegal, invalid or unenforceable clause shall not be affected Unless the invalid or unenforceable provisions seriously damage the fundamental intention and meaning of other parts of this agreement.

Article 20 Other matters

20.1 For matters not covered herein or for modification hereof, both parties may negotiate and enter into a supplementary agreement separately. The supplementary agreement shall be an integral part of this agreement and shall have the same legal effect as this agreement; If the Supplementary Agreement is inconsistent with this Agreement, the Supplementary Agreement shall prevail.

20.2 Appendixes to this Agreement (including other legal documents based on the appendixes, electronic statement generated on Party B’s system platform, etc.) shall form an integral part of this Agreement and have the same legal effect as this Agreement.

20.3 All written correspondence under this Agreement (including but not limited to notice, notice and description) shall form an integral part of this Agreement and have the same legal effect as this Agreement.

20.4 The Agreement is made in quadruplicate, with each party holding two copies and each copy having the same legal effect.

20.5 Place of signing this Agreement: Hefei High-tech Industrial Development Zone, China.

(No text below)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

Party A: Shengfeng Logistics Group Co., Ltd

Legal or authorized representative: Gao Hanbing

Party B:Hefei Weitian Yuntong Information Technology Co., Ltd

Legal or authorized representative: Yao Shumeng

Appendix 1: List of Party A’s Affiliates

Company name	Name of drawee	Bank Account	Account Name	Freight account
Fujian Shengfeng Logistics Group Co., Ltd. - Vehicle Business Department	Fujian Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Group Changle Branch	Fujian Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Co., Ltd. - Changle	Fujian Shengfeng Logistics Co. Ltd	***********	***********	***********
Shengfeng Logistics Group Co., Ltd. Putian Branch	Shengfeng Logistics Group Co., Ltd. Putian Branch	***********	***********	***********
Fujian Shengfeng Logistics Group Co. Ltd	Fujian Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Group Ningde Branch	Fujian Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Co., Ltd. - Ningde	Fujian Shengfeng Logistics Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Co., Ltd. - Vehicle Business Department	Fujian Shengfeng Logistics Co. Ltd	***********	***********	***********
Fujian Shengfeng Logistics Group Gushan Branch	Fujian Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Shing Fung Logistics Group Limited - Postal Division	Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Fuqing Shengfeng Logistics Co. Ltd	Fuqing Shengfeng Logistics Co. Ltd	***********	***********	***********
Beijing Shengfeng Supply Chain Management Co., Ltd. -- Hohhot	Beijing Shengfeng Supply Chain Management Co. Ltd	***********	***********	***********

Beijing Shengfeng Supply Chain Management Co. Ltd	Beijing Shengfeng Supply Chain Management Co. Ltd	***********	***********	***********
Shengfeng Logistics (Guizhou) Co. Ltd	Shengfeng Logistics (Guizhou) Co. Ltd	***********	***********	***********
Guangdong shengfeng logistics co., LTD. Zhongshan branch	Guangdong shengfeng logistics co., LTD. Zhongshan branch	***********	***********	***********
Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	***********	***********	***********
Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Heyuan Branch	Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	***********	***********	***********
Guangdong Shengfeng Logistics Co., Ltd. Dongguan Branch	Guangdong Shengfeng Logistics Co., Ltd. Dongguan Branch	***********	***********	***********
Guangdong shengfeng logistics co., LTD	Guangdong shengfeng logistics co., LTD	***********	***********	***********
Guangdong Shengfeng Logistics Co., Ltd. Shantou Branch	Guangdong Shengfeng Logistics Co., Ltd. Shantou Branch	***********	***********	***********
Guangdong Shengfeng Logistics Co., Ltd. - Supply Chain Business Division	Guangdong shengfeng logistics co., LTD	***********	***********	***********
Nanjing Shengfeng Logistics Co., Ltd. Hefei Branch	Nanjing Shengfeng Logistics Co., Ltd. Hefei Branch	***********	***********	***********
Nanjing shengfeng logistics co., LTD	Nanjing shengfeng logistics co., LTD	***********	***********	***********
Xiamen shengfeng logistics co., LTD	Xiamen shengfeng logistics co., LTD	***********	***********	***********
Xiamen Shengfeng Logistics Co., Ltd. Quanzhou Branch	Xiamen shengfeng logistics co., LTD	***********	***********	***********
Longyan Branch of Xiamen Shengfeng Logistics Co., Ltd	Xiamen shengfeng logistics co., LTD	***********	***********	***********
Xiamen Shengfeng Logistics Co., Ltd. Zhangzhou Branch	Xiamen Shengfeng Logistics Co., Ltd. Zhangzhou Branch	***********	***********	***********

Hangzhou shengfeng logistics co. LTD	Hangzhou shengfeng logistics co. LTD	***********	***********	***********
Hangzhou shengfeng logistics co., LTD. Wenzhou branch		***********	***********
Hangzhou shengfeng logistics co., LTD. Ningbo branch	Hangzhou shengfeng logistics co., LTD. Ningbo branch	***********	***********
Suzhou shengfeng logistics co. LTD	Suzhou shengfeng logistics co. LTD	***********	***********	***********
Suzhou Shengfeng Logistics Co., Ltd. Wuxi Branch		***********	***********
Suzhou Shengfeng Logistics Co., Ltd. Changzhou Branch		***********	***********
Hubei shengfeng logistics co. LTD	Hubei shengfeng logistics co. LTD	***********	***********	***********
Hubei Shengfeng Logistics Co., Ltd. Nanchang Branch	Hubei Shengfeng Logistics Co., Ltd. Nanchang Branch	***********	***********	***********
Hubei Shengfeng Logistics Co., Ltd. Xi ‘an Branch	Hubei Shengfeng Logistics Co., Ltd. Xi ‘an Branch	***********	***********	***********
Hubei Shengfeng Logistics Co., Ltd. Chongqing Branch	Hubei Shengfeng Logistics Co., Ltd. Chongqing Branch	***********	***********	***********
Shanghai Shengxu Logistics Co., Ltd	Shanghai Shengxu Logistics Co., Ltd	***********	***********	***********
Shengfeng Logistics (Guangxi) Co. Ltd	Shengfeng Logistics (Guangxi) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Yunnan) Co. Ltd	Shengfeng Logistics (Yunnan) Co. Ltd	***********	***********	***********
Sichuan shengfeng logistics co. LTD	Sichuan shengfeng logistics co. LTD	***********	***********	***********
Hubei Shengfeng Logistics Co., Ltd. Changsha Branch	Hubei Shengfeng Logistics Co., Ltd. Changsha Branch	***********	***********	***********
Shengfeng Supply Chain Management Co., Ltd	Shengfeng Supply Chain Management Co., Ltd	***********	***********	***********
Shengfeng Supply Chain Management Co., Ltd. -- Zhonglian Jianqi	Shengfeng Supply Chain Management Co., Ltd	***********	***********	***********

Shengfeng Logistics (Henan) Co. Ltd	Shengfeng Logistics (Henan) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Liaoning) Co., Ltd. Shenyang Branch	Shengfeng Logistics (Liaoning) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Liaoning) Co., Ltd. Changchun Branch	Shengfeng Logistics (Liaoning) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Liaoning) Co., Ltd. Harbin Branch	Shengfeng Logistics (Liaoning) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Shandong) Co. Ltd	Shengfeng Logistics (Shandong) Co. Ltd	***********	***********	***********
Shengfeng Logistics (Shandong) Co., Ltd. Qingdao Branch	Shengfeng Logistics (Shandong) Co., Ltd. Qingdao Branch	***********	***********	***********
Shengfeng Logistics (Tianjin) Co., Ltd	Shengfeng Logistics (Tianjin) Co., Ltd	***********	***********	***********
Shengfeng Logistics Hebei Co., Ltd. Shijiazhuang Business Department	Shengfeng Logistics Hebei Co. Ltd	***********	***********	***********
Shengfeng Logistics Hebei Co., Ltd. Handan Sales Department	Shengfeng Logistics Hebei Co. Ltd	***********	***********	***********
Shengfeng Logistics Group Co., Ltd. East China Supply Chain Division	Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Shengfeng Logistics Group Co., Ltd. Bioenergy	Shengfeng Logistics Group Co. Ltd	***********	***********	***********
Diaobingshan hengde logistics co. LTD	Diaobingshan hengde logistics co. LTD	***********	***********	***********

Appendix 2: List of Party B’s Affiliates

	Provincial and municipal operating companies	Contact Person	Phone Number	E-Mail
Hefei Weitian Yuntong Information Technology Co. Ltd	Hubei Luge Logistics Co. Ltd	Yao Shumeng	***********	***********
Anhui Luge Transportation Co. Ltd